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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      COMPUTERIZED THERMAL IMAGING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   NEVADA
                (State or Other Jurisdiction of Incorporation)

      333-47237                                         87-0458721
(Commission File No.)                       (I.R.S. Employer Identification No.)

                   476 HERITAGE PARK BOULEVARD, SUITE 210
                             LAYTON, UTAH 84041
                  (Address of Principal Executive Offices)

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a current registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

     Securities to be registered pursuant to Section 12(b) of the Act: None.

     Securities to be registered pursuant to Section 12(g) of the Act: Common Stock.

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     This information is incorporated by reference from the section entitled "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (Commission File No. 333-47237) filed on March 3, 1998 with the Securities and Exchange Commission.

ITEM 2.   EXHIBITS.

     The Articles of Incorporation, Bylaws and Specimen Security filed as exhibits to the above described Registration Statement, as amended, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COMPUTERIZED THERMAL
                                       IMAGING, INC.



Date: March 24, 1998                   By  /s/ DAVID A. PACKER
                                          --------------------------------
                                          David A. Packer, President



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